UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2023
WILLSCOT MOBILE MINI HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4646 E Van Buren St., Suite 400
Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Williams Scotsman, Inc. (“WSI”) and certain other subsidiaries of WillScot Mobile Mini Holdings Corp. are parties to an ABL Credit Agreement, dated as of July 1, 2020 (as amended through a fourth amendment, dated June 30, 2022, the “ABL Facility”), by and among WSI, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, collateral agent and swingline lender. On January 25, 2023, the Company entered into two interest rate swap agreements with financial counterparties relating to an aggregate of $750 million in notional amount of variable-rate debt under the ABL Facility. On January 25, 2023, WSI executed an interest rate swap agreement with Deutsche Bank AG that is effective January 27, 2023. The swap has a notional amount of $450 million and provides for WSI to pay an interest rate of 3.4385% and receive a variable interest rate equal to one-month term SOFR, with a maturity date of June 30, 2027. On January 25, 2023, WSI also executed an interest rate swap agreement with Bank of the West that is also effective January 27, 2023. The swap has a notional amount of $300 million and provides for WSI to pay an interest rate of 3.4425% and receive a variable interest rate equal to one-month term SOFR, with a maturity date of June 30, 2027. The weighted average effective interest rate for the combined trade is approximately 3.44%. The swap agreements were designated and qualified as hedges of the Company’s exposure to changes in interest payment cash flows created by fluctuations in variable interest rates on the ABL Facility.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: January 27, 2023	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG